Other current assets	12 Months Ended
Dec. 31, 2020
Other current assets
Other current assets

10. Other current assets

In EUR	12/31/2020	12/31/2019
Deferred offering costs	—	6,469,471
Contract assets	—	715,962
Value added tax refund	883,027	228,987
Contract fulfilment cost assets	237,347	—
Miscellaneous	217,302	77,976
Prepaid expenses	2,219,057	83,377
Receivables from employees < 1 year	37,051	27,565
Total	3,593,785	7,603,338

Deferred offering costs were reclassified as a cost to equity as the IPO was concluded in 2020, please refer to Note 11 for details. Contract assets which resulted from revenue recognition from products without an alternative use and where the Group has an enforceable right to payment, were transferred to customer and thus derecognized as of December 31, 2020. As of December 31, 2020, the contract fulfilment cost assets result from incurred costs to fulfil contracts with customers. The prepaid expenses as of December 31, 2020, mainly consist of D&O insurance.